UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2020 and effective October 15, 2020 (the “Effective Date”), Cohen & Company, LLC (the “Operating LLC”), a Delaware limited liability company and a subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), entered into Amendment No. 4 to Investment Agreement (the “Investment Agreement Amendment”), which amended the Investment Agreement, dated September 29, 2017, as amended (the “Investment Agreement”), between the Operating LLC and Cohen Bros. Financial LLC (“Cohen Bros.”), a Delaware limited liability company of which Daniel G. Cohen is the sole member. Daniel G. Cohen is the President and Chief Executive of the Company’s European operations and Chairman of the Company’s Board of Directors and the Operating LLC’s Board of Managers.

Pursuant to the Investment Agreement Amendment, the Investment Agreement was amended as of the Effective Date to, among other things, (A) decrease the “Investment Amount” under the Investment Agreement from $6,500,000 to $4,000,000 in exchange for a one-time payment of $2,500,000 from the Operating Company to Cohen Bros.; and (B) provide that the term “Investment Return” (as defined in the Investment Agreement) will mean an annual return equal to, (i) for any twelve-month period following September 29, 2020 (each, an “Annual Period”) in which the revenue of the business of J.V.B. Financial Group, LLC, the Company’s wholly owned subsidiary (“Revenue of the Business”), is greater than zero, the greater of 20% of the Investment Amount or 9.4% of the Revenue of the Business, or (ii) for any Annual Period in which the Revenue of the Business is zero or less than zero, 3.75% of the Investment Amount. Prior to the Investment Agreement Amendment, the term “Investment Return” under the Investment Agreement was defined as (A) with respect to any Annual in which the Revenue of the Business was greater than zero, the greater of 20% of the Investment Amount or 15.2% of the Revenue of the Business, or (ii) for any Annual Period in which the Revenue of the Business was zero or less than zero, 3.75% of the Investment Amount

The foregoing description of the Investment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 4 to Investment Agreement, dated October 9, 2020, by and between Cohen & Company, LLC and Cohen Bros. Financial LLC.

* Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: October 15, 2020	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer